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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 23, 1997



                           --------------------------

                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)

                           --------------------------

        Delaware                          1-8597                    94-2657368
(State or other jurisdiction       (Commission File Number)       (IRS Employer
     of incorporation)                                          Identification No.)


       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (510) 460-3600
              (Registrant's telephone number, including area code)



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ITEM 5.  Other Events.

On July 23 1997, The Cooper Companies, Inc. (the "Company") filed a prospectus and prospectus supplement relating to a proposed offering of two million shares of its common stock, $.10 par value. The prospectus and prospectus supplement are filed as an exhibit hereto and are incorporated by reference herein.

ITEM 7.  Financial Statements and Exhibits.

                  (c) Exhibits.

Exhibit
  No.             Description
-------           -----------

 99.1             Prospectus and Prospectus Supplement of The Cooper Companies,
                  Inc.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE COOPER COMPANIES, INC.



                                          By /s/ Stephen C. Whiteford
                                            ----------------------------------
                                                 Stephen C. Whiteford
                                                 Vice President and
                                                 Corporate Controller
                                                 (Principal Accounting Officer)

Dated: July 23, 1997
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                                  EXHIBIT INDEX

Exhibit                                                           Sequentially
  No.             Description                                     Numbered Page
-------           -----------                                     -------------
 99.1             Prospectus and Prospectus Supplement of
                  The Cooper Companies, Inc.